Exhibit 99.2

LEASE TERMINATION AGREEMENT

(SORRENTO TOWERS – SOUTH)

This LEASE TERMINATION AGREEMENT (this “Agreement”) is entered into as of the 15 th day of May, 2008, by and between TRIZEC SORRENTO TOWERS, LLC, a Delaware limited liability company (“Landlord”) and ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Tenant”).

RECITALS:

A. Arden Realty Limited Partnership, a Maryland limited partnership (“Original Landlord”) and Tenant entered into that certain Standard Office Lease dated as of September 29, 2005 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 30, 2006, by and between Trizec Cal Holdings, LLC, a Delaware limited liability company (“Second Landlord”) (as successor-in-interest to Original Landlord) and Tenant (“First Amendment”), and that certain Second Amendment to Lease dated as of January 26, 2007, by and between Second Landlord and Tenant (“Second Amendment”), whereby Landlord leased to Tenant and Tenant leased from Landlord, those certain premises as more particularly described in the Lease (the “Premises”) on the second (2nd) floor of that certain building located at 9276 Scranton Road, San Diego, California. Landlord is successor-in-interest to Second Landlord. The Original Lease, as amended by the First Amendment and the Second Amendment, shall be referred to herein as the “Lease”. The Lease is incorporated herein by this reference.

B. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

C. Tenant and Landlord desire to enter into this Agreement in order to terminate the Lease and to release one another from their respective obligations thereunder, except as otherwise provided herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

AGREEMENT:

1. Termination of the Lease. Landlord and Tenant hereby agree that the Lease shall terminate and be of no further force or effect as of midnight, on the date (“Termination Date”) which is the later of (i) May 15, 2008, and (ii) the date upon which the Contingency set forth in Paragraph 7 below is satisfied. Tenant shall continue to perform all of Tenant's obligations to pay Rent, Operating Expenses and any other conditions of the Lease until the Termination Date. Landlord shall not perform any leasehold improvement work within the Premises for the tenant under the New Lease (as that term is defined in Section 7 below) prior to the satisfaction of the Contingency set forth in Section 7 below. Landlord's commencement of any such leasehold improvement work for the tenant under the New Lease in the Premises will be deemed to constitute satisfaction of the Contingency.

2. Surrender of Premises. Tenant hereby agrees to vacate the Premises and surrender and deliver exclusive possession of the Premises to Landlord on or before the Termination Date in accordance with Article 29 of the Original Lease. If Tenant fails to so vacate and surrender and deliver exclusive possession of the Premises to Landlord on or before such date then the holdover provisions of Article 5 of the Original Lease shall apply.

3. Consideration to Landlord. In consideration for Landlord's execution of this Agreement, Tenant shall pay to Landlord a fee in the total amount of Seven Hundred Two Thousand Two Hundred Ninety-Six and 30/100 Dollars ($702,296.30) as follows: (i) Tenant shall deliver to Landlord concurrently with Tenant's execution of this Agreement Six Hundred Thirty-Four Thousand Two Hundred Forty-Three and 73/100 Dollars ($634,243.73), and (ii) Landlord shall be entitled to retain the entire Security Deposit in the amount of Sixty-Three Thousand Two Hundred Thirty-Three and 52/100 Dollars ($63,233.52) and an additional unapplied credit due Tenant in the amount of Four Thousand Eight Hundred Nineteen and 05/100 Dollars ($4,819.05) and shall have no obligation to refund any such amounts to Tenant. Landlord shall have no obligation to refund to Tenant any amounts paid by Tenant to Landlord prior to the date of this Agreement, notwithstanding the fact that the Termination Date will occur prior to the end of May, 2008.

4. Release of Liability. Except as otherwise provided in Paragraphs 5 and 6 hereof, and as a condition in favor of Landlord, conditioned upon Tenant's performance of its obligations under Paragraphs 2 and 3 of this Agreement:

(a) Landlord and Tenant shall, as of the Termination Date, be fully and unconditionally released and discharged from their respective obligations arising after the Termination Date from or connected with the provisions of the Lease; and

(b) this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that may arise out of or in connection with the obligations of the parties under the Lease after the Termination Date.

Each of the parties expressly waives the provisions of California Civil Code Section 1542, which provides:

“A general release does not extend to claims which

the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him

must have materially affected his settlement with the debtor.”

Each party acknowledges that it has received the advice of legal counsel with respect to the aforementioned waiver and understands the terms thereof.

5. Representation of Tenant. Tenant represents and warrants to Landlord that (a) Tenant has not heretofore assigned its interest in the Lease and no subleases of all or any portion of the Premises are currently in effect; (b) no other person, firm or entity has any right, title or interest in the Lease; (c) Tenant has the full right, legal power and actual authority to enter into this Agreement and to terminate the Lease without the consent of any person, firm or entity; and (d) Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof. Tenant further represents and warrants to Landlord that as of the date hereof there are no, and as of the Termination Date there shall not be any, mechanics' liens or other liens encumbering all or any portion of the Premises by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors or assigns. Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Paragraph 5 shall survive the Termination Date and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.

6. Continuing Liability. Notwithstanding the termination of the Lease and the release of liability provided for herein, Tenant shall remain liable for all of its obligations under Article 13 of the Original Lease which may arise due to facts or circumstances during the Term of the Lease and on or before the Termination Date.

7. Contingency. This Agreement is subject to and conditioned upon (i) Landlord entering into a lease of the Premises with The Nielson Company (US) Inc. (the “New Lease”), upon terms satisfactory to Landlord and (ii) the satisfaction or waiver of any express conditions to the effectiveness of the New Lease (collectively, the “Contingency”). If the Contingency is not satisfied on or before May 15, 2008, Landlord shall have the right by written notice delivered to Tenant within five (5) business days after such May 15, 2008 date, to terminate this Agreement, in which case this Agreement shall be null and void, Landlord shall refund any of the amounts paid by Tenant under Section 3 above which have not then become due and payable under the Lease and the Lease shall remain in full force and effect without modification.

8. Attorney's Fees. Should any dispute arise between the parties hereto or their legal representatives, successors and assigns concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.

9. Governing Law. This Agreement shall be governed and construed under the laws of the State of California.

10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

11. Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

12. Time of the Essence. Time is of the essence of this Agreement and the provisions contained herein.

13. Further Assurances. Landlord and Tenant hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this Agreement.

14. Voluntary Agreement. The parties have read this Agreement and mutual release as contained herein, and on the advice of counsel they have freely and voluntarily entered into this Agreement.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

“LANDLORD”	TRIZEC SORRENTO TOWERS, LLC,
a Delaware limited liability company

	By:	/s/ Keith Anderson
	Print Name:	KEITH ANDERSON
	Title:	SVP

“TENANT”	ENTROPIC COMMUNICATIONS, INC.,
a Delaware corporation

	By:	/s/ Kurt Noyes
	Print Name:	KURT NOYES
	Title:	CAO & VP FINANCE

	By:	/s/ Patrick C. Henry
	Print Name:	PATRICK C. HENRY
	Title:	CEO